FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD SECOND QUARTER RESULTS

Best Quarter and Six Months in Company History

Selling, General & Administrative Expense Leverage of 110 Basis Points

Second Quarter 2015	Six Months 2015
Revenue Increases 12.2% to $4.9 Billion	Revenue Increases 11.8% to $9.4 Billion

Same-store Retail Revenue Increases 5.6%, excluding foreign exchange 9.8%	Same-store Retail Revenue Increases 5.2%, excluding foreign exchange 9.5%

Income from Continuing Operations Attributable to Common Shareholders Increases 17.3% to $94.4 Million	Income from Continuing Operations Attributable to Common Shareholders Increases 15.6% to $170.8 Million

Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 18.0% to $1.05	Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 16.0% to $1.89

EBITDA Increases 17.9% to $179.3 Million	EBITDA Increases 16.7% to $330.1 Million

BLOOMFIELD HILLS, MI, July 29, 2015 – Penske Automotive Group, Inc. (NYSE:PAG), an international transportation services company, announced today that second quarter 2015 income from continuing operations attributable to common shareholders increased 17.3% to $94.4 million, and related earnings per share increased 18.0% to $1.05 when compared to the same period last year. Total revenue increased 12.2% to $4.9 billion. Excluding foreign exchange, total revenue increased 17.0%. Same-store retail revenue increased 5.6% in the second quarter, or 9.8% when excluding foreign exchange. Gross profit improved 11.4% to $729.6 million, while operating income increased 17.2% to $159.1 million.

“We just completed the best quarter and six-month period in the history of our company,” said Chairman Roger S. Penske. “The performance of our business continues to demonstrate the flexibility and resiliency of the company’s brand mix and business model. The record second quarter results were driven by a 7.5% increase in retail automotive unit sales, a 50-basis point increase in automotive retail service and parts gross margin and a reduction of 110 basis points in selling, general and administrative expenses as a percent of gross profit.”

Automotive Retail Highlights of the Second Quarter

•	Total Retail Unit Sales Increased 7.5% to 108,277

•	+3.3% in the United States; +16.5% Internationally

•	New unit retail sales +6.3%

•	Used unit retail sales +8.8%

•	Same-store Retail Revenue Increased 5.6%

•	New +4.2%; Used +8.2%; Finance & Insurance +8.3%; Service and Parts +4.3%

•	+4.2% in the United States; +7.8% Internationally

•	Excluding f/x, same-store retail revenue increased 9.8%

•	Average Transaction Price Per Unit

•	New $39,834; -1.3%

•	Used $27,771; -0.2%

•	Average Gross Profit Per Unit

•	New $2,999, -$123/unit; Gross Margin 7.5%, -20 basis points

•	Excluding f/x $3,128/unit, +$6/unit, Gross Margin 7.6%, -10 basis points

•	Used $1,777, -$197/unit; Gross Margin 6.4%, -70 basis points

•	Excluding f/x $1,861/unit, -$113/unit, Gross Margin 6.4%, -70 basis points

•	Finance & Insurance $1,125/unit, +$15/unit

•	Excluding f/x $1,162/unit, +$52/unit

Note: f/x = foreign exchange

For the six months ended June 30, 2015, total revenue increased 11.8% to $9.4 billion. The revenue increase was driven by a 7.1% increase in retail automotive unit sales, including 6.1% on a same-store basis. Income from continuing operations attributable to common shareholders increased 15.6% to $170.8 million and related earnings per share increased 16.0% to $1.89 when compared to the same period last year.

U.S. Commercial Truck Operations

During 2015, the company acquired two commercial truck dealerships which are expected to contribute estimated annualized revenues of approximately $200 million. For the three and six months ended June 30, 2015, our U.S. commercial truck dealerships (“Premier Truck Group”) generated $241.9 million and $434.6 million of revenue, and $38.3 million and $71.1 million of gross profit, respectively, principally through the retail sale of new/used medium and heavy-duty trucks and service/ parts sales. Service and parts gross profit represents approximately 72% of total gross profit for both periods.

Share Repurchases

For the six months ended June 30, 2015, the company has acquired or repurchased 439,383 shares of common stock for approximately $22.0 million, or approximately $50.07 per share. As of June 30, 2015, the company has a remaining share repurchase authorization of $136.0 million.

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the second quarter of 2015 on July 29, 2015, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 230-1085 [International, please dial (612) 288-0337]. The call will also be simultaneously broadcast over the Internet through the Investor Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the second quarter 2015 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 22,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”) and earnings before interest, taxes, depreciation, amortization and rent expense (“EBITDAR”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates and foreign currency exchange rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2014, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com
Engage Penske Automotive: http://www.penskesocial.com
Like Penske Automotive on Facebook: https://facebook.com/PenskeCars
Follow Penske Automotive on Twitter: https://twitter.com/Penskecarscorp
Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2810 jcarlson@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended			Six Months Ended
		June 30,			June 30,
			Increase/			Increase/
	2015	2014	(Decrease)	2015	2014	(Decrease)
Revenue	$4,904.4	$4,370.5	12.2%	$9,375.5	$8,385.7	11.8%
Cost of Sales	4,174.8	3,715.7	12.4%	7,957.2	7,116.9	11.8%
Gross Profit	$729.6	$654.8	11.4%	$1,418.3	$1,268.8	11.8%
SG&A Expenses	551.3	502.0	9.8%	1,085.8	979.2	10.9%
Depreciation	19.2	17.0	12.9%	37.8	33.1	14.2%
Operating Income	$159.1	$135.8	17.2%	$294.7	$256.5	14.9%
Floor Plan Interest Expense	(11.0)	(11.6)	-5.2%	(21.1)	(22.7)	-7.0%
Other Interest Expense	(16.4)	(12.4)	32.3%	(32.7)	(24.8)	31.9%
Equity in Earnings of Affiliates	12.0	10.9	10.1%	18.7	16.0	16.9%
Income from Continuing Operations Before Income Taxes	$143.7	$122.7	17.1%	$259.6	$225.0	15.4%
Income Taxes	(47.6)	(41.2)	15.5%	(86.4)	(75.9)	13.8%
Income from Continuing Operations	$96.1	$81.5	17.9%	$173.2	$149.1	16.2%
Loss from Discontinued Operations, net of tax	(0.4)	(7.6)	nm	(1.6)	(7.3)	nm
Net Income	$95.7	$73.9	29.5%	$171.6	$141.8	21.0%
Less: Income Attributable to Non-Controlling Interests	1.7	1.0	70.0%	2.4	1.4	71.4%
Net Income Attributable to Common Shareholders	$94.0	$72.9	28.9%	$169.2	$140.4	20.5%
Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$96.1	$81.5	17.9%	$173.2	$149.1	16.2%
Less: Income Attributable to Non-Controlling Interests	1.7	1.0	70.0%	2.4	1.4	71.4%
Income from Continuing Operations, net of tax	$94.4	$80.5	17.3%	$170.8	$147.7	15.6%
Loss from Discontinued Operations, net of tax	(0.4)	(7.6)	nm	(1.6)	(7.3)	nm
Net Income Attributable to Common Shareholders	$94.0	$72.9	28.9%	$169.2	$140.4	20.5%
Income from Continuing Operations Per Share	$1.05	$0.89	18.0%	$1.89	$1.63	16.0%
Income Per Share	$1.04	$0.81	28.4%	$1.87	$1.55	20.6%
Weighted Average Shares Outstanding	90.2	90.4	-0.2%	90.3	90.4	-0.1%

nm – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	June 30,	December 31,
	2015	2014
Assets:
Cash and Cash Equivalents	$36.7	$36.3
Accounts Receivable, Net	738.8	701.4
Inventories	3,055.4	2,819.2
Other Current Assets	107.0	124.7
Assets Held for Sale	45.7	186.6

Total Current Assets	3,983.6	3,868.2
Property and Equipment, Net	1,378.3	1,328.8
Intangibles	1,684.0	1,652.0
Other Long-Term Assets	388.0	379.2

Total Assets	$7,433.9	$7,228.2

Liabilities and Equity:
Floor Plan Notes Payable	$2,004.9	$1,812.6
Floor Plan Notes Payable – Non-Trade	1,042.8	920.5
Accounts Payable	502.1	417.6
Accrued Expenses	329.3	310.3
Current Portion Long-Term Debt	31.2	36.6
Liabilities Held for Sale	29.9	132.7

Total Current Liabilities	3,940.2	3,630.3
Long-Term Debt	1,130.8	1,316.0
Other Long-Term Liabilities	583.9	600.7

Total Liabilities	5,654.9	5,547.0
Equity	1,779.0	1,681.2

Total Liabilities and Equity	$7,433.9	$7,228.2

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Geographic Revenue Mix:
U.S.	62%	60%	61%	59%
U.K.	34%	35%	35%	37%
Other International	4%	5%	4%	4%

Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$4,538.6	$4,256.5	$8,713.6	$8,175.7
U.S. Commercial Trucks	241.9	—	434.6	—
Commercial Vehicles Australia/Power Systems and Other	123.9	114.0	227.3	210.0
Total	$4,904.4	$4,370.5	$9,375.5	$8,385.7

Gross Profit: (Amounts in Millions)
Retail Automotive	$660.9	$636.2	$1,289.0	$1,233.9
U.S. Commercial Trucks	38.3	—	71.1	—
Commercial Vehicles Australia/Power Systems and Other	30.4	18.6	58.2	34.9

Total	$729.6	$654.8	$1,418.3	$1,268.8

Gross Margin:
Retail Automotive	14.6%	14.9%	14.8%	15.1%
U.S. Commercial Trucks	15.8%	—	16.4%	—
Commercial Vehicles Australia/Power Systems and Other	24.5%	16.3%	25.6%	16.6%

Total	14.9%	15.0%	15.1%	15.1%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Increase/			Increase/
	2015	2014	(Decrease)	2015	2014	(Decrease)
Operating Items as a Percentage of Revenue:
Gross Profit	14.9%	15.0%	-10 bps	15.1%	15.1%	—
Selling, General and Administrative Expenses	11.2%	11.5%	-30 bps	11.6%	11.7%	-10 bps
Operating Income	3.2%	3.1%	10 bps	3.1%	3.1%	—
Inc. From Cont. Ops. Before Inc. Taxes	2.9%	2.8%	10 bps	2.8%	2.7%	10 bps
Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	75.6%	76.7%	-110 bps	76.6%	77.2%	-60 bps
Operating Income	21.8%	20.7%	110 bps	20.8%	20.2%	60 bps

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2015	2014	Increase/ (Decrease)	2015	2014	Increase/ (Decrease)
(Amounts in Millions)
EBITDA*	$179.3	$152.1	17.9%	$330.1	$282.9	16.7%
Rent Expense	$48.9	$48.0	1.9%	$98.8	$94.1	5.0%
Floorplan Credits	$8.3	$8.0	3.8%	$15.0	$14.1	6.4%

*	See the following Non-GAAP reconciliation table.

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Retail Automotive Units:
New Retail	58,758	55,268	112,051	105,262
Used Retail	49,519	45,497	97,576	90,525
Total	108,277	100,765	209,627	195,787

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,340.5	$2,230.3	$4,476.8	$4,247.6
Used Vehicles	1,375.2	1,265.6	2,651.3	2,460.8
Finance and Insurance, Net	121.9	111.9	233.0	216.4
Service and Parts	454.7	433.7	892.0	849.1
Fleet and Wholesale	246.3	215.0	460.5	401.8
Total Revenue	$4,538.6	$4,256.5	$8,713.6	$8,175.7

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$176.2	$172.6	$343.8	$329.0
Used Vehicles	88.0	89.8	172.5	176.3
Finance and Insurance, Net	121.9	111.9	233.0	216.4
Service and Parts	273.6	258.9	533.9	504.9
Fleet and Wholesale	1.2	3.0	5.8	7.3

Total Gross Profit	$660.9	$636.2	$1,289.0	$1,233.9

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$39,834	$40,354	$39,954	$40,352
Used Vehicles	27,771	27,818	27,172	27,184
Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$2,999	$3,122	$3,069	$3,125
Used Vehicles	1,777	1,974	1,768	1,948
Finance & Insurance	1,125	1,110	1,111	1,105

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Retail Automotive Revenue Mix Percentages:
New Vehicles	51.6%	52.4%	51.4%	52.0%
Used Vehicles	30.3%	29.7%	30.4%	30.1%
Finance and Insurance, Net	2.7%	2.6%	2.7%	2.6%
Service and Parts	10.0%	10.2%	10.2%	10.4%
Fleet and Wholesale	5.4%	5.1%	5.3%	4.9%

Total	100.0%	100.0%	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	26.7%	27.1%	26.7%	26.7%
Used Vehicles	13.3%	14.1%	13.4%	14.3%
Finance and Insurance, Net	18.4%	17.6%	18.1%	17.5%
Service and Parts	41.4%	40.7%	41.4%	40.9%
Fleet and Wholesale	0.2%	0.5%	0.4%	0.6%
Total	100.0%	100.0%	100.0%	100.0%

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Increase/			Increase/
	2015	2014	(Decrease)	2015	2014	(Decrease)
Retail Automotive Gross Margin:
New Vehicles	7.5%	7.7%	-20 bps	7.7%	7.7%	—
Used Vehicles	6.4%	7.1%	-70 bps	6.5%	7.2%	-70 bps
Service and Parts	60.2%	59.7%	50 bps	59.9%	59.5%	40 bps
Fleet and Wholesale	0.5%	1.4%	-90 bps	1.3%	1.8%	-50 bps

Total Gross Margin	14.6%	14.9%	-30 bps	14.8%	15.1%	-30 bps

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	27%	26%	27%	26%
Audi	13%	13%	13%	14%
Mercedes-Benz	10%	10%	10%	10%
Land Rover	6%	5%	7%	6%
Porsche	5%	5%	5%	5%
Lexus	4%	4%	4%	4%
Ferrari / Maserati	3%	3%	2%	2%
Acura	1%	1%	1%	1%
Bentley	1%	2%	1%	2%
Others	2%	2%	2%	2%

Total Premium	72%	71%	72%	72%
Volume Non-U.S.:
Toyota	12%	12%	12%	11%
Honda	7%	8%	7%	8%
Volkswagen	2%	2%	2%	2%
Nissan	1%	1%	1%	1%
Others	2%	2%	2%	2%

Total Volume Non-U.S.	24%	25%	24%	24%
U.S.:
General Motors / Chrysler / Ford	4%	4%	4%	4%

Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	61%	62%	61%	61%
U.K.	37%	36%	37%	37%
Other International	2%	2%	2%	2%

Total	100.0%	100.0%	100.0%	100.0%

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Same-Store
Selected Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Retail Automotive Same-Store Units:
New Retail	58,191	55,063	110,123	104,343
Used Retail	49,063	45,331	96,115	89,994
Total	107,254	100,394	206,238	194,337

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,317.8	$2,224.3	$4,385.5	$4,203.1
Used Vehicles	1,365.7	1,262.7	2,615.1	2,447.2
Finance and Insurance, Net	120.9	111.6	229.9	215.1
Service and Parts	451.5	432.9	873.6	841.1
Fleet and Wholesale	243.5	214.4	452.9	400.7
Total Revenue	$4,499.4	$4,245.9	$8,557.0	$8,107.2

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$174.1	$172.1	$337.4	$325.9
Used Vehicles	87.4	89.7	170.4	175.4
Finance and Insurance, Net	120.9	111.6	229.9	215.1
Service and Parts	271.7	258.3	523.8	500.6
Fleet and Wholesale	1.1	3.0	5.7	7.2

Total Gross Profit	$655.2	$634.7	$1,267.2	$1,224.2

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$39,830	$40,395	$39,823	$40,281
Used Vehicles	27,835	27,855	27,208	27,193
Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$2,992	$3,125	$3,063	$3,123
Used Vehicles	1,780	1,978	1,773	1,949
Finance & Insurance	1,127	1,112	1,115	1,107

PENSKE AUTOMOTIVE GROUP, INC.
U.S. Commercial Truck Operations
Selected Data
(Unaudited)

Note: The company’s U.S. Commercial Truck Operations were acquired in November 2014; therefore, comparative results are not applicable and results shown are for only the three and six month periods ending June 30, 2015.

	Three Months Ended	Six Months Ended
	June 30, 2015	June 30, 2015
U.S. Commercial Truck Units:
New Retail	1,491	2,530
Used Retail	298	594

Total Truck Units	1,789	3,124

U.S. Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$146.3	$248.5
Used Vehicles	15.6	31.5
Finance and Insurance, Net	1.6	2.9
Service and Parts	75.0	138.1
Lease, Rental & Wholesale	3.4	13.6

Total Revenue	$241.9	$434.6

U.S. Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$6.9	$11.8
Used Vehicles	1.6	3.3
Finance and Insurance, Net	1.6	2.9
Service and Parts	27.7	51.1
Lease, Rental & Wholesale	0.5	2.0

Total Gross Profit	$38.3	$71.1

U.S. Commercial Truck Revenue per Vehicle Retailed:
New Vehicles	$98,154	$98,232
Used Vehicles	52,394	53,045
U.S. Commercial Truck Gross Profit per Vehicle Retailed:
New Vehicles	$4,645	$4,664
Used Vehicles	5,462	5,671
Finance and Insurance	902	947
U.S. Commercial Truck Gross Margin:
New Vehicle	4.7%	4.7%
Used Vehicle	10.3%	10.5%
Service and Parts	36.9%	37.0%
Lease, Rental & Wholesale	14.7%	14.7%

Total Gross Margin	15.8%	16.4%

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations
(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and earnings before interest, taxes, depreciation, amortization and rent expense (“EBITDAR”) for the three and six months ended June 30, 2015, and 2014:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Increase/			Increase/
	2015	2014	(Decrease)	2015	2014	(Decrease)
(Amounts in Millions)
Net Income	$95.7	$73.9	29.5%	$171.6	$141.8	21.0%
Add: Depreciation	19.2	17.0	12.9%	37.8	33.1	14.2%
Other Interest Expense	16.4	12.4	32.3%	32.7	24.8	31.9%
Income Taxes	47.6	41.2	15.5%	86.4	75.9	13.8%
Loss from Discontinued Operations, net of tax	0.4	7.6	nm	1.6	7.3	nm

EBITDA	$179.3	$152.1	17.9%	$330.1	$282.9	16.7%
Add: Rent Expense	48.9	48.0	1.9%	98.8	94.1	5.0%

EBITDAR	$228.2	$200.1	14.0%	$428.9	$377.0	13.8%

nm – not meaningful

# # # # # # #